Exhibit 99.1

Opendoor Names President and CFO to Accelerate Next Chapter

Hires Coinbase Canada CEO Lucas Matheson as President; names veteran Christy Schwartz as CFO

MIAMI — December 15, 2025 — Opendoor Technologies Inc. (Nasdaq: OPEN) today announced two executive appointments designed to accelerate the Company’s next phase of growth: President from the fintech frontier and CFO promoted from within after an extensive external search.

Accelerating our next chapter

Lucas Matheson joins as President on December 22, 2025. Matheson most recently served as CEO of Coinbase Canada and previously spent five years at Shopify leading acceleration finance (M&A), strategic expansion, corporate financial planning & analysis and various operational roles.

At Opendoor, Matheson will oversee Corporate Development, Financial Planning & Analysis and emerging strategic initiatives, including the Company’s exploration of how blockchain technology and tokenization might create new pathways to homeownership.

“Real estate is one of the last major asset classes that hasn’t been touched by the financial innovation happening everywhere else,” said Matheson. “Opendoor has already proven you can reimagine how people buy and sell homes. I’m here to help execute on what’s next.”

Christy Schwartz has been named Chief Financial Officer, effective January 1, 2026. Schwartz, who has served as interim CFO, was selected after conversations with dozens of public-company CFOs across industries. The conclusion: the best candidate was already at Opendoor.

“We looked everywhere,” said Kaz Nejatian, CEO of Opendoor. “We talked to CFOs from nearly every sector. And we realized the person with the deepest command of our business, the trust of every team, and the bias for action we need was already here.”

Continued Leadership

Shrisha Radhakrishna, who served as interim President during the Company’s leadership transition, continues as Chief Technology and Product Officer, leading Engineering, Product, Design, and Data.

“Shrisha kept this Company moving forward through a challenging stretch,” said Nejatian. “His steady hand gave us the time to get this right. He’s back to what he does best: building the product that changes how America buys and sells homes.”

The Mandate

“My job is to find the best person for every seat,” said Nejatian. “This is the team for the next version of Opendoor, one built for speed, clarity, and impact. Every day we don’t make real progress is a day we don’t make homeownership better. We’re not going to waste days.”

About Opendoor

Opendoor’s mission is to tilt the world in favor of homeowners and those working hard to become one. Since 2014, the company has provided people across the U.S. with a simpler, more certain way to sell and buy a home. Opendoor currently operates in markets nationwide. For more information, visit www.opendoor.com.

Contacts

Investor Relations:
investors@opendoor.com

Media:
Contact Kaz on X @CanadaKaz

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A the Private Securities Litigation Reform Act of 1995, as amended. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking, including statements regarding future start dates; whether recent leadership changes are able to accelerate the Company’s next phase of growth; whether blockchain technology and tokenization may be able to create new pathways to homeownership; whether we are able to build a product that changes how America buys and sells homes; and our business strategy and plans, including plans to continue to invest in and enhance our products. These forward-looking statements generally are identified by the words “anticipate”, “believe”, “contemplate”, “continue”, “could”, “estimate”, “expect”, “forecast”, “future”, “guidance”, “intend”, “may”, “might”, “opportunity”, “outlook”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “strategy”, “strive”, “target”, “vision”, “will”, or “would”, any negative of these words or other similar terms or expressions. The absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. The factors that could cause or contribute to actual future events to differ materially from the forward-looking statements in this press release include but are not limited to: the current and future health and stability of the economy, financial conditions and residential housing market, including any extended downturns or slowdowns; changes in general economic and financial conditions (including federal monetary policy, the imposition of tariffs and price or exchange controls, interest rates, inflation, actual or anticipated recession, home price fluctuations, and housing inventory), as well as the probability of such changes occurring, that impact demand for our products and services, lower our profitability or reduce our access to future financings; actual or anticipated fluctuations in our financial condition and results of operations; changes in projected operational and financial results; our real estate assets and increased competition in the U.S. residential real estate industry; our ability to operate and grow our core business products, including the ability to obtain sufficient financing and resell purchased homes; investment of resources to pursue strategies and develop new products and services that may not prove effective or that are not attractive to customers and/or partners or that do not allow us to compete successfully; our ability to acquire and resell homes profitably; our ability to grow market share in our existing markets or any new markets we may enter; our ability to leverage AI to drive operational efficiency; our ability to manage our growth effectively; our ability to expeditiously sell and appropriately price our inventory; our ability to access sources of capital, including debt financing and securitization funding to finance our real estate inventories and other sources of capital to finance operations and growth; our ability to maintain liquidity and to raise the funds necessary for any cash settlement upon conversion of our outstanding convertible notes or upon repurchasing our outstanding convertible notes; any dilutive effect on our common stock upon any settlement of our outstanding convertible notes through the conversion of notes into shares of our common stock; our ability to maintain and enhance our products and brand, and to attract customers; our ability to manage, develop and refine our digital platform, including our automated pricing and valuation technology; our ability to realize expected benefits from our restructuring and cost reduction efforts; our ability to comply with multiple listing service rules and requirements to access and use listing data, and to maintain or establish relationships with listings and data providers; our ability to obtain or maintain licenses and permits to support our current and future business operations; acquisitions, strategic partnerships, joint ventures, capital-raising activities or other corporate transactions or commitments by us or our competitors; actual or anticipated changes in technology, products, markets or services by us or our competitors; our ability to protect our brand and intellectual property; our success in retaining or recruiting, or changes required in, our officers, key employees and/or directors; the impact of the regulatory environment and potential regulatory instability within our industry and complexities with compliance related to such environment; any future impact of pandemics, epidemics, or other public health crises on our ability to operate, demand for our products and services, or general economic conditions; our ability to maintain our listing on the Nasdaq Global Select Market; changes in laws or government regulation affecting our business; the impact of pending or future litigation or regulatory actions; and the volatility in the price of our common stock. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2025, as updated by our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 and other filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. We do not give any assurance that we will achieve our expectations.